DREYFUS EQUITY DIVIDEND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to have the opportunity to correspond with you regarding the Dreyfus Equity Dividend Fund. This report covers the Fund's annual reporting period ended October 31, 1996. From the Fund's inception date of December 29, 1995 through the fiscal period-end, the Fund's total return was 12.93%.* The Standard & Poor's 500 Composite Stock Price Index had a total return of 16.62% during this 10-month period.**
    This Fund is designed to deliver a significant portion of its total return from common stock dividends. Total return for a portfolio of stocks comes in two forms: dividends and capital gains. Dividends can never be negative, but capital gains can. Dividends, therefore, are believed to be the more steady and predictable portion of total return. It follows that the Fund's structure, emphasizing dividends, is more conservative than the vast majority of stock mutual funds. The Fund can generally be expected to lag the overall stock market during periods of exceptionally strong returns.
Conversely, during flat or down markets, the Fund is designed to provide returns in excess of the market averages. The performance for the fiscal year held true to those expectations by lagging the S&P 500 during this period of strong stock market performance.
Economic Review
    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to pressure price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to a near-trend 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained near-trend growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, then long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
Market Overview
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.
    By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, low inflation, and investor optimism took hold again and propelled stock prices to new highs.
    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect
(since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
Fundamental Analysis
    I am a practitioner of, and passionate believer in, fundamental security analysis. This method of determining the value of a security involves our analysts and me communicating directly with the management of companies in which the Fund is invested or may invest. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.
    As a "value" investor, I am particularly attuned to companies with relatively low price to book or price to earnings ratios, or a relatively high dividend yield. In addition, I am alert to companies with the potential for corporate restructuring or a positive change in operations, management or perception. My investment approach tends to be "bottom-up" In other words, I simply try to find stocks which I believe will appreciate in value more than the average stock. Industry allocation and domestic versus foreign weightings generally are not a consideration. Additionally, I do not try to "market time" and generally remain fully invested.
    This process is a massive undertaking for us, especially given the thousands of securities which are available to us for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are strictly dedicated to finding the best investments for our client, the Dreyfus mutual fund shareholder. Their work is proprietary: it is only distributed internally to our portfolio managers, and forms the basis for security selection in our mutual funds.
    Much like the complete and thorough mixture of information that we build, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization prior to joining Dreyfus. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some of our analysts are relatively young and some are veterans, providing a wonderful blend of energy and experience. All of this diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors make these same choices. The reason, of course, is that through an increase in demand for ownership of a security, the price of that security increases.
Portfolio Focus
    As stated above, I primarily focus on picking value stocks. For your Fund, I particularly look for stocks with higher than average dividend yields. During the past fiscal year, the Fund's biggest winners included
General Electric, Monsanto, Eastman Kodak, United Technologies,
Warner-Lambert and NorAm Energy. Performance results were penalized by holdings including RJR Nabisco Holdings, Dun & Bradstreet, Brunswick, General Motors, and Telefonos de Mexico, Cl.L, A.D.S These underperforming securities have been sold so that small problems would not become big problems.
    Thank you for your trust and the privilege of managing your assets. The Dreyfus organization continues to work diligently on your behalf.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
November 14, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS EQUITY DIVIDEND FUND                  OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EQUITY DIVIDEND FUND AND THE
STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$11,662
Standard & Poor's 500
Composite Stock Price
Index*
$11,293
Dreyfus Equity Dividend
Fund
*Source: Lipper Analytical Services, Inc.]
Actual Aggregate Total Return
                                                From Inception (12/29/95)
                                                   to October 31, 1996
                                                       _____________
                                                          12.93%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Equity Dividend Fund on 12/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31, 1996
Common Stocks-95.6%                                                                               Shares             Value
                                                                                                  _____             _____
  Commercial Services-5.3%           Deluxe..............                                          1,400       $     45,675
                                     Ogden.......................................                  3,200             58,000
                                     Safety-Kleen...........................                       3,100             48,438
                                                                                                                     _____
                                                                                                                    152,113
                                                                                                                     _____
  Consumer Durables-3.1%             Chrysler..............                                        1,400             47,075
                                     Jostens.....................................                  2,000             43,000
                                                                                                                     _____
                                                                                                                     90,075
                                                                                                                     _____
  Consumer Non-Durables-10.5%        Colgate-Palmolive......................                         600             55,200
                                     Flowers Industries.....................                       3,300             77,138
                                     Kimberly-Clark.........................                         600             55,950
                                     Philip Morris..........................                         600             55,575
                                     UST.........................................                  1,900             54,862
                                                                                                                     _____
                                                                                                                    298,725
                                                                                                                     _____
  Electronic Technology-7.2%         AMP...............                                            1,100             37,263
                                     General Dynamics.......................                         700             48,037
                                     Harris......................................                    900             56,362
                                     Northrop Grumman.......................                         800             64,600
                                                                                                                     _____
                                                                                                                    206,262
                                                                                                                     _____
  Energy Minerals-7.0%               Amoco...................                                        700             53,025
                                     Phillips Petroleum.....................                       1,200             49,200
                                     Sun.........................................                  1,700             38,038
                                     Unocal......................................                  1,600             58,600
                                                                                                                     _____
                                                                                                                    198,863
                                                                                                                     _____
  Finance-8.5%                       Bank United, Cl. A..............                              2,500             66,563
                                     Beacon Properties......................                       2,000             58,750
                                     Signet Banking.........................                       2,100             60,637
                                     Simon DeBartolo Group..................                       2,200             58,025
                                                                                                                     _____
                                                                                                                    243,975
                                                                                                                     _____
  Health Services-2.2%               Allegiance..............                                      3,400             63,750
                                                                                                                     _____
  Health Technology-9.7%             American Home Products                                          800             49,000
                                     Baxter International...................                       1,300             54,112
                                     Bristol-Myers Squibb...................                         500             52,875
                                     Glaxo Wellcome, A.D.R..................                       2,000             63,000
                                     Pharmacia & Upjohn.....................                       1,600             57,600
                                                                                                                     _____
                                                                                                                    276,587
                                                                                                                     _____
  Non-Energy Minerals-3.4%           Cemex, S.A. de C.V., Cl. B                                   14,000             51,005
                                     Southern Peru Copper...................                       3,400             47,175
                                                                                                                     _____
                                                                                                                     98,180
                                                                                                                     _____
  Process Industries-15.9%           Aracruz Celulose, A.D.R                                       6,600             52,800
                                     Crompton & Knowles.....................                       3,600             64,800
                                     duPont (E.I.) de Nemours & Co..........                         600             55,650
                                     Hoechst................................                       1,500             56,275


DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1996
Common Stocks (continued)                                                                         Shares             Value
                                                                                                  _____             _____

  Process Industries (continued)     National Service Industries                                   1,600       $     55,200
                                     Stone Container........................                       3,700             56,425
                                     Tenneco.....................................                  1,200             59,400
                                     Witco.......................................                  1,700             52,700
                                                                                                                     _____
                                                                                                                    453,250
                                                                                                                     _____
  Producer Manufacturing-9.4%        General Signal...                                             1,300             52,975
                                     Keystone International.................                       3,100             55,800
                                     Masco.......................................                  1,700             53,337
                                     Olin........................................                  1,200             51,000
                                     Xerox.......................................                  1,200             55,650
                                                                                                                     _____
                                                                                                                    268,762
                                                                                                                     _____
  Transportation-4.4%                Canadian National Railway                                     2,700             74,250
                                     Illinois Central.......................                       1,600             51,800
                                                                                                                     _____
                                                                                                                    126,050
                                                                                                                     _____
  Utilities-9.0%                     Ameritech.....................                                1,000             54,750
                                     Entergy.....................................                  1,800             50,400
                                     GTE.........................................                  1,100             46,338
                                     Hong Kong Telecom, A.D.R...............                       3,000             52,875
                                     U.S. West Communications Group.........                       1,700             51,637
                                                                                                                     _____
                                                                                                                    256,000
                                                                                                                     _____
                                     TOTAL COMMON STOCKS
                                       (cost $2,533,581)....................                                     $2,732,592
                                                                                                                     ======

                                                                                                 Principal
Short-Term Investments-2.9%                                                                       Amount
                                                                                                  _____
  U.S. Treasury Bills:               4.97%, 1/16/97..........                               $     38,000       $     37,599
                                     4.98%, 1/23/97.........................                      44,000             43,493
                                                                                                                     _____
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $81,096).......................                                   $     81,092
                                                                                                                     ======
TOTAL INVESTMENTS (cost $2,614,677).........................................                       98.5%         $2,813,684
                                                                                                    ====             ======
CASH AND RECEIVABLES (NET)..................................................                        1.5%       $     44,248
                                                                                                    ====             ======
NET ASSETS..................................................................                      100.0%         $2,857,932
                                                                                                    ====             ======







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 OCTOBER 31, 1996
                                                                                                   Cost              Value
                                                                                                  _____             _____
ASSETS:                          Investments in securities-See Statement of Investments       $2,614,677         $2,813,684
                                 Cash.......................................                                         99,155
                                 Dividends and interest receivable..........                                          5,193
                                 Prepaid expenses...........................                                          2,431
                                                                                                                     _____
                                                                                                                  2,920,463
                                                                                                                     _____
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          832
                                 Due to Distributor.........................                                            603
                                 Payable for investment securities purchased                                         56,529
                                 Accrued expenses...........................                                          4,567
                                                                                                                     _____
                                                                                                                     62,531
                                                                                                                     _____
NET ASSETS..................................................................                                     $2,857,932
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                     $2,597,833
                                 Accumulated undistributed investment income-net                                      2,173
                                 Accumulated net realized gain (loss) on investments                                 58,919
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4.................................                             199,007
                                                                                                                     _____
NET ASSETS..................................................................                                     $2,857,932
                                                                                                                     ======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $ .001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)....                                 205,798
NET ASSET VALUE, offering and redemption price per share....................                                         $13.89
                                                                                                                     ======


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF OPERATIONS
FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $648 foreign taxes withheld
                                     at source).............................                     $  66,514
                                 Interest...................................                         4,161
                                                                                                     ____
                                       Total Income.........................                                       $  70,675
EXPENSES:                        Management fee-Note 3(a)...................                     $  15,722
                                 Legal fees.................................                        38,059
                                 Shareholder servicing costs-Note 3(b)......                         8,610
                                 Registration fees..........................                         3,214
                                 Prospectus and shareholders' reports.......                         3,096
                                 Custodian fees.............................                         1,952
                                 Directors' fees and expenses-Note 3(c).....                           272
                                 Audit fees.................................                           256
                                 Miscellaneous..............................                         1,060
                                                                                                     ____
                                       Total Expenses.......................                        72,241
                                 Less-expense reimbursement from Manager due to
                                     undertaking-Note 3.....................                       (45,343)
                                                                                                     ____
                                       Net Expenses.........................                                          26,898
                                                                                                                       ____
INVESTMENT INCOME-NET.......................................................                                          43,777
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $  58,919
                                 Net unrealized appreciation (depreciation) on investments         199,007
                                                                                                     ____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         257,926
                                                                                                                       ____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $301,703
                                                                                                                       =====




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
OPERATIONS:
    Investment income-net.......................................................................                $     43,777
    Net realized gain (loss) on investments.....................................................                      58,919
    Net unrealized appreciation (depreciation) on investments...................................                     199,007
                                                                                                                      _____
          Net Increase in Net Assets Resulting from Operations..................................                     301,703
                                                                                                                      _____
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.......................................................................                     (41,604)
                                                                                                                      _____
CAPITAL STOCK TRANSACTIONS :
    Net proceeds from shares sold...............................................................                   2,686,354
    Dividends reinvested........................................................................                      40,843
    Cost of shares redeemed.....................................................................                    (129,364)
                                                                                                                      _____
          Increase (Decrease) in Net Assets from Capital Stock Transactions.....................                   2,597,833
                                                                                                                      _____
            Total Increase (Decrease) in Net Assets.............................................                   2,857,932
NET ASSETS:
    Beginning of Period.........................................................................                        --
                                                                                                                      _____
    End of Period...............................................................................                  $2,857,932
                                                                                                                      ======
UNDISTRIBUTED INVESTMENT INCOME-NET.............................................................               $       2,173
                                                                                                                      _____
CAPITAL SHARE TRANSACTIONS:
                                                                                                                      Shares
                                                                                                                      _____
    Shares sold.................................................................................                     212,527
    Shares issued for dividends reinvested......................................................                       3,055
    Shares redeemed.............................................................................                      (9,784)
                                                                                                                      _____
          Net Increase (Decrease) in Shares Outstanding.........................................                     205,798
                                                                                                                      ======









SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS EQUITY DIVIDEND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from December 29, 1995
(commencement of operations) to October 31, 1996. This information has been derived from the Fund's financial statements.

PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                        ___
    Investment Operations:
    Investment income-net....................................................................           .23
    Net realized and unrealized gain (loss)
      on investments.........................................................................          1.38
                                                                                                        ___
    Total from Investment Operations.........................................................          1.61
                                                                                                        ___
    Distributions;
    Dividends from investment income-net.....................................................          (.22)
                                                                                                        ___
    Net asset value, end of period...........................................................        $13.89
                                                                                                        ===
TOTAL INVESTMENT RETURN......................................................................         12.93% (1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................          1.08% (1)
    Ratio of net investment income
      to average net assets..................................................................          1.76% (1)
    Decrease reflected in above expense ratios due to undertakings by the Manager
      (limited to the expense limitation provision of the management agreement)..............          1.05% (1)
    Portfolio Turnover Rate..................................................................         98.84% (1)
    Average commission rate paid (2).........................................................        $.0483
    Net Assets, end of period (000's Omitted)................................................        $2,858
(1)    Not annualized.
(2)    Reflects the average commission rate paid per share for purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Income Funds (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four funds, including the Dreyfus Equity Dividend Fund (the "Fund") which commenced operations on December 29, 1995. The Fund's investment objective is current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of October 31, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 162,603 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.


DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Portfolio's net assets in accordance with California "blue sky" regulations. The Manager has undertaken from December 29, 1995 through December 31, 1996 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $45,343 for the period ended October 31, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) The Fund has adopted a Shareholder Services Plan, pursuant to which it pays a fee to the Distributor, for the provision of certain services to Fund shareholders at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1996, the Fund was charged $5,241 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $351 for the period from December 29, 1995 through October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through October 31, 1996, $833 was paid to Mellon pursuant to the custody agreement.

DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $4,692,381 and $2,218,493, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $199,007, consisting of $271,436 gross unrealized appreciation and $72,429 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS EQUITY DIVIDEND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Equity Dividend Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Equity Dividend Fund (one of the Funds constituting Dreyfus Income Funds) as of October 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from December 29, 1995 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Dividend Fund at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 29, 1995 to October 31, 1996, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
December 10, 1996


DREYFUS EQUITY DIVIDEND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund designates 52.62% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.


[Dreyfus lion "d" logo]
DREYFUS EQUITY DIVIDEND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           042AR9610
[Dreyfus logo]
Equity
Dividend Fund
Annual Report
October 31, 1996